UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2021

Qell Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39571	98-1554553
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

505 Montgomery Street, Suite 1100 San Francisco, CA		94111
(Address of principal executive offices)		(Zip Code)

(415) 874-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of a redeemable Warrant to acquire one Class A ordinary share	QELLU	NASDAQ Capital Market
Class A ordinary share, par value $0.0001 per share	QELL	NASDAQ Capital Market
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	QELLW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

On March 30, 2021, Qell, Lilium GmbH, a German limited liability company (“Lilium”), Lilium B.V., a Dutch private liability company (besloten vennootschap met beperkte aansprakelijkheid) (which will be converted into a Dutch public limited liability company (naamloze vennootschap) (“Holdco”)) prior to closing of the Business Combination (defined herein)), and Queen Cayman Merger LLC, a Cayman Islands limited liability company and wholly owned subsidiary of Holdco (“Merger Sub”) entered into a Business Combination Agreement (as it may be amended from time to time, the “Business Combination Agreement”), pursuant to which certain transactions will occur, and in connection therewith, Holdco will become the ultimate parent company of Lilium and, prior to the immediate commencement of winding up proceedings, Merger Sub, the surviving entity in a merger with Qell (the “Business Combination”).

In connection with the Business Combination, Holdco filed a registration statement on Form F-4 (Reg. No. 333-255800) (as amended the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”).  On August 9, 2021, the Registration Statement was declared effective by the SEC.  On August 11, 2021, in connection with the Business Combination, Qell filed a definitive proxy statement/prospectus on Schedule 14A with the SEC relating to Qell’s extraordinary general meeting of stockholders (the “Qell General Meeting”) to be held on September 10, 2021, to consider matters and transactions relating to the Business Combination (the “Definitive Proxy Statement/Prospectus”).

Since the initial filing of the Registration Statement, five purported stockholders of Qell sent demand letters and one purported stockholder of Qell sent a purported complaint (the “Demands”) requesting that Qell provide additional disclosures regarding the Business Combination. Qell believes that the allegations in the Demands are without merit and no additional disclosure is required in the Definitive Proxy Statement/Prospectus. However, in order to avoid nuisance, cost and distraction, and to preclude any efforts to delay the closing of the Business Combination, Qell hereby voluntarily amends and supplements the Definitive Proxy Statement/Prospectus with the supplemental disclosures (the “Supplemental Disclosures”) set forth below in this Current Report on Form 8-K (this “Report”). Qell and the Qell Board deny any liability or wrongdoing in connection with the Definitive Proxy Statement/Prospectus, and nothing in this Report should be construed as an admission of the legal necessity or materiality under applicable laws of any of the Supplemental Disclosures.

SUPPLEMENTAL DISCLOSURES TO DEFINITIVE PROXY STATEMENT/PROSPECTUS

The Supplemental Disclosures should be read in conjunction with the Definitive Proxy Statement/Prospectus, which should be read in its entirety and is available free of charge on the SEC’s website at http://www.sec.gov. Page number references below are to page numbers in the Definitive Proxy Statement/Prospectus, and capitalized terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement/Prospectus. To the extent the information in the Supplemental Disclosures differs from or conflicts with the information contained in the Definitive Proxy Statement/Prospectus, the information set forth in the Supplemental Disclosures shall be deemed to supersede the respective information in the Definitive Proxy Statement/Prospectus. Underlined text shows text being added to a referenced disclosure in the Definitive Proxy Statement/Prospectus, and deleted text is stricken through.

The disclosure on page 14 of the Definitive Proxy Statement/Prospectus is hereby supplemented by amending and restating the fourth paragraph as follows:

A:                                   One or more shareholders who together hold 50% of the issued and outstanding Qell Ordinary Shares entitled to vote at the General Meeting must be present, in person or represented by proxy, at the General Meeting to constitute a quorum and in order to conduct business at the General Meeting. Broker non-votes and abstentions will be counted as present for the purpose of determining a quorum. The Sponsor, who currently owns 20% of the issued and outstanding Qell Ordinary Shares, will count towards this quorum. In the absence of a quorum, the chairman of the General Meeting has power to adjourn the General Meeting. As of the record date for the General Meeting for Qell shareholders that hold their shares in “street name,” the presence of ~~18,975,000~~23,718,750 Qell Ordinary Shares would be required to achieve a quorum.

The disclosure on page 36 of the Definitive Proxy Statement/Prospectus is hereby supplemented by amending and restating the first paragraph as follows:

For the purposes of the Business Combination Proposal, one or more shareholders who together hold a simple majority of the issued and outstanding Qell Ordinary Shares entitled to vote at the General Meeting must be present, in person or represented by proxy, at the General Meeting to constitute a quorum and in order to conduct business at the General Meeting. In respect of each other proposal, one or more shareholders who together hold one third of the issued and outstanding Qell Ordinary Shares entitled to vote at the General Meeting must be present, in person or represented by proxy, at the General Meeting to constitute a quorum and in order to conduct business at the General Meeting. Broker non-votes and abstentions will be counted as present for the purpose of determining a quorum. The Sponsor, who currently owns 20% of the issued and outstanding Qell Ordinary Shares, will count towards this quorum. In the absence of a quorum, the chairman of the General Meeting has power to adjourn the General Meeting. As of the record date for the General Meeting for Qell shareholders that hold their shares in “street name,” ~~18,975,000~~23,718,750 Qell Ordinary Shares would be required to achieve a quorum.

The disclosure on page 89 of the Definitive Proxy Statement/Prospectus is hereby supplemented by amending and restating the first paragraph as follows:

For the purposes of the Business Combination Proposal, one or more shareholders who together hold a simple majority of the issued and outstanding Qell Ordinary Shares entitled to vote at the General Meeting must be present, in person or represented by proxy, at the General Meeting to constitute a quorum and in order to conduct business at the General Meeting. In respect of each other proposal, one or more shareholders who together hold one third of the issued and outstanding Qell Ordinary Shares entitled to vote at the General Meeting must be present, in person or represented by proxy, at the General Meeting to constitute a quorum and in order to conduct business at the General Meeting. Broker non-votes and abstentions will be counted as present for the purpose of determining a quorum. The Sponsor, who currently owns 20% of the issued and outstanding Qell Ordinary Shares, will count towards this quorum. In the absence of a quorum, the chairman of the General Meeting has power to adjourn the General Meeting. As of the record date for the General Meeting for Qell shareholders that hold their shares in “street name,” ~~18,975,000~~23,718,750 Qell Ordinary Shares would be required to achieve a quorum.

The disclosure on page 100 of the Definitive Proxy Statement/Prospectus is hereby supplemented by amending and restating the third full paragraph as follows:

In addition, J.P. Morgan, Barclays and Citigroup were engaged as financial advisors in connection with the Business Combination and as placement agents in connection with the PIPE Financing for which additional fees of $37.52 million in the aggregate will be paid upon the closing of the Business Combination.  None of J.P. Morgan, Barclays and Citigroup were engaged to issue a fairness opinion in connection with the Business Combination.

The disclosure on page 106 of the Definitive Proxy Statement/Prospectus is hereby supplemented by amending and restating the seventh full paragraph as follows:

On February 19, 2021, the Qell Board met and discussed updates on key diligence findings in relation to the following areas: (i) commercial diligence and non-technical risks, which included diligence and review of the Lilium management team—which, as discussed in Management of Holdco After the Business Combination — Executive Officers and Directors, is expected to remain in place following the closing, (ii) technical and certification diligence, (iii) legal diligence, (iv) financial diligence, and (v) IPO readiness and tax. Each of the relevant advisors presented their respective findings to the Qell Board and responded to any questions raised by the Qell Board. In particular, at this meeting, the Qell Board was provided with Hogan Lovells’ material FAA and EASA diligence findings, the commercial diligence findings of its advisors, Qell’s technical advisor’s technical and certification diligence findings, and KPMG LLP’s (“KPMG”) IPO readiness and tax diligence findings.

The disclosure on pages 107 of the Definitive Proxy Statement/Prospectus is hereby supplemented by adding the following paragraph after the second full paragraph as follows:

As further detailed in the section titled The Business Combination — The Qell Board’s Reasons for the Business Combination, the anticipated initial pro forma enterprise value of $2.4 billion implied a 0.7x multiple of 2026 projected revenue, which compared favorably relative to relevant eVTOL comparable companies, as well as the broader universe of publicly traded electric vehicle, shared economy and LIDAR high technology companies reviewed by the Qell Board.  Such comparable companies include (i) emerging and established electric vehicle companies, which had median enterprise value/revenue multiples (“EV/Revenue Multiples”) of 1.9x based on estimated 2026 expected revenue; (ii) companies providing next generation mobility services, which had median EV/Revenue Multiples of 3.4x based on estimated 2026 expected revenue; (iii) LIDAR high technology companies, which had median EV/Revenue Multiples of 2.3x based on estimated 2026 expected revenue, and (iv) companies with disruptive technologies, which had median EV/Revenue Multiples of 2.5x based on estimated 2026 expected revenue.

Additional Information

In connection with the Business Combination, Holdco filed a registration statement on Form F-4 (Reg. No. 333-255800) (as amended the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”).  On August 9, 2021, the Registration Statement was declared effective by the SEC.  On August 11, 2021, in connection with the Business Combination, Qell filed a proxy statement/prospectus on Schedule 14A with the SEC relating to Qell’s extraordinary general meeting of stockholders (the “Qell General Meeting”) to be held on September 10, 2021, to consider matters and transactions relating to the Business Combination (the “Definitive Proxy Statement/Prospectus”). This communication is not a substitute for the Registration Statement, the Definitive Proxy Statement/Prospectus or any other document that Qell sends its shareholders in connection with the Business Combination. The Definitive Proxy Statement/Prospectus contains important information about Qell, Lilium and their respective business and related risks, the combined company, including pro forma financial information and the proposed Business Combination and related matters. Investors and security holders of Qell are advised to read the Definitive Proxy Statement/Prospectus in connection with Qell’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve the Business Combination (and related matters) because the Definitive Proxy Statement/Prospectus contains important information about the Business Combination and the parties to the Business Combination. The Definitive Proxy Statement/Prospectus was mailed to shareholders of Qell as of the record date established for voting on the Business Combination. Shareholders are also able to obtain copies of the Definitive Proxy Statement/Prospectus, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Qell Acquisition Corp., 505 Montgomery Street, Suite 1100, San Francisco, CA 94111.

Participants in the Solicitation

Qell, Lilium, Holdco and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Qell’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Qell’s directors and officers in Qell’s filings with the SEC, including Qell’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021, which was filed with the SEC on August 16, 2021, and such information and names of Lilium’s directors and executive officers are also in the Registration Statement on Form F-4  filed with the SEC by Holdco, as well as in the Definitive Proxy Statement/Prospectus for the Business Combination.

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “project,” “may,” “will,” “will be,” “will likely result,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “strategy,” “opportunity,” “predict,” “potential,” “seem,” “seek,” “future,” outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination between Qell, Holdco, Lilium and Merger Sub (collectively, for the purposes of this paragraph, the “Group”), the estimated or anticipated future results and benefits of the combined company following the Business Combination, including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for the combined company, the anticipated timing of the Business Combination, the Group’s proposed business and business model, the markets and industry in which the Group intends to operate, the anticipated timing of the commercialization and launch of the Group’s business in phases, the expected results of the Group’s business and business model when launched in phases, and the Group’s projected future results, including estimates related to revenue, and other statements that are not historical facts. These statements are based on assumptions and the current expectations of Qell’s management with respect to future events. These statements are not predictions of actual performance and are subject to change at any time. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Qell and Lilium. These statements are subject to a number of risks and uncertainties regarding Qell’s businesses and the Business Combination, and actual events or results may differ materially. The Group will operate in a rapidly changing emerging industry. New risks emerge every day. Many factors could cause actual future events or results to differ materially from the statements made herein. These risks and uncertainties include, but are not limited to, general economic, political and business conditions; applicable taxes, inflation, interest rates and the regulatory environment; the outcome of judicial proceedings to which Lilium is or may become a party; the risk that the proposed transaction is not completed in a timely manner or at all, which may adversely affect the price of Qell’s securities; the risk that the proposed transaction is not completed by Qell’s Business Combination deadline and the potential failure to obtain an extension of the Business Combination deadline if sought by Qell; the inability of the parties to consummate the Business Combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the outcome of any legal proceedings that may be instituted against the parties following the announcement of, or relating to, the Business Combination; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; failure to satisfy the conditions to the consummation of the Business Combination, including the risk that the approval of the shareholders of Qell or Lilium for the potential transaction is not obtained; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of Qell and Lilium; the risk that the Business Combination disrupts current plans and operations, including as a result of the announcement and consummation of the Business Combination; the ability of the combined company to grow and manage growth profitably and retain its key employees and the potential difficulties in employee retention as a result of the Business Combination; the amount of redemption requests made by Qell’s shareholders; failure to satisfy the minimum trust account amount following redemptions by Qell’s shareholders; the inability to secure necessary governmental and regulatory approvals; the lack of a third party valuation in Qell’s determination to pursue the Business Combination; the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; the impact of COVID-19 on Lilium’s business or the Business Combination; the effect of the announcement or pendency of the Business Combination on Lilium’s business relationships, performance and operations generally; the inability to obtain or maintain the listing of the post-combination company’s securities on Nasdaq following the Business Combination; the risk that the market price of Qell and the post-combination company’s securities may be volatile due to a variety of factors, such as changes in the competitive environment in which the Group will operate, the regulatory framework of the industry in which the Group will operate, developments in the Group’s business and operations, and changes in the capital structure; the Group’s ability to implement business plans, operating models, forecasts, and other expectations and identify and realize additional business opportunities after the completion of the Business Combination; general economic downturns or general systematic changes to the industry in which the Group will operate, including a negative safety incident involving one of the Group’s competitors that results in decreased demand for the Group’s jets or services; the failure of the Group and its current and future business partners to successfully develop and commercialize the Group’s business, or significant delays in its ability to do so; the risk that the post-combination company never achieves or sustains profitability; the failure by the post-combination company to raise additional capital necessary to execute its business plan, which may not be available on acceptable terms or at all; difficulties in managing the post-combination company’s growth, moving between development phases or expanding its operations; failure by third-party suppliers, component manufacturers or service provider partners to fully and timely meet their obligations or deliver the high-level customer service that the Group’s customers expect; failure by the Group’s jets to perform as expected, delays in producing the Group’s jets or delays in seeking full certification of all aspects of the Group’s jets, causing overall delays in the anticipated time frame for the Group’s commercialization and launch; the risk that the technology necessary to successfully operate the Group’s business, as contemplated in the business models and financial forecasts, is delayed, unavailable, not available at commercially anticipated prices, not sufficiently tested, not certified for passenger use or otherwise unavailable to the Group based on its current expectations and anticipated needs; any identified material weaknesses in the Group’s internal control over financial reporting which, if not corrected, could adversely affect the reliability of the Group’s financial reporting; product liability lawsuits, civil or damages claims or regulatory proceedings relating to the Group’s jets, technology, intellectual property or services; the Group’s inability to secure or protect its intellectual property; negative publicity about the Group, its employees, directors, management, shareholders, affiliated parties or Lilium’s founders; costs related to the Business Combination; and those factors discussed in Qell’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021, which was filed with the SEC on August 16, 2021 under the heading “Risk Factors,” as updated from time to time by Qell’s Quarterly Reports on Form 10-Q and other documents of Qell on file with the SEC or in the proxy statement that will be filed, or to be filed, with the SEC by Qell. The foregoing list of factors is not exhaustive. There may be additional risks that Qell presently does not know or that Qell currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide Qell’s expectations, plans or forecasts of future events and views as of the date of this communication. Qell anticipates that subsequent events and developments will cause Qell’s assessments to change. However, while Qell may elect to update these forward-looking statements at some point in the future, Qell specifically disclaims any obligation to do so, whether as a result of new information, future events, or otherwise. These forward-looking statements should not be relied upon as representing Qell’s assessments as of any date subsequent to the date of this communication, nor as an assurance that Qell will achieve its expectations.. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Qell Acquisition Corp.

Date: September 2, 2021	By:	/s/ Barry Engle
Name: Barry Engle
Title: CEO